Exhibit 10.7

EXECUTION COPY

AMENDED AND RESTATED MEMBERS AGREEMENT

This AMENDED AND RESTATED MEMBERS AGREEMENT (this “Agreement”) is made as of July     , 2012 by and among Racecar Holdings, LLC, a Delaware limited liability company (the “Company”), Avista Capital Partners, L.P., a Delaware limited partnership (“Avista VCOC”), Avista Capital Partners (Offshore), L.P., a Bermuda exempted limited partnership (“Avista Offshore”), Avista Capital Partners III, L.P., a Delaware limited partnership (“Avista VCOC III”), Avista Capital Partners (Offshore) III, L.P., a Bermuda exempted limited partnership (“Avista Offshore III,” and individually with Avista VCOC, Avista Offshore and Avista VCOC III, the “Avista Funds” and collectively “Avista”), ACP Racecar Co-Invest, LLC, a Delaware limited liability company (“ACP Racecar,” and collectively with Avista, the “Investors” and each, an “Investor”), each of the other Members (as defined herein), and for purposes of the Information Recipient Provisions only, the Information Recipients.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Section 1.

WHEREAS, this Agreement amends and restates in its entirety that certain Members Agreement made as of May 1, 2006, by and among the Company, Avista VCOC, Avista Offshore and certain other parties thereto (the “Original Agreement”).

WHEREAS, each Member holds the number and type of Member Interests set forth opposite such Member’s name on Schedule I attached hereto; and

WHEREAS, the parties hereto desire to enter into this Agreement for the purposes, among others, of (i) assuring continuity in the management and ownership of the Company and (ii) limiting the manner and terms by which the Member Interests may be transferred.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     Definitions.  As used herein, the following terms shall have the following meanings:

“Affiliate” means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person.  As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

“Approved Sale” shall have the meaning attributed to it in the Operating Agreement.

“Board” shall have the meaning attributed to it in the Operating Agreement.

“Business Day” means any day other than a Saturday, Sunday or day on which commercial banks in New York, New York are authorized or required by law to close.

“Class A Common Unit” shall have the meaning attributed to it in the Operating Agreement.

“Class B Common Unit” shall have the meaning attributed to it in the Operating Agreement.

“Credit Agreement” shall have the meaning attributed to it in the Operating Agreement.

“Delaware Act” means the Delaware Limited Liability Company Act, as the same may be amended from time to time.

“Equity Securities” of a Person means, as applicable, (i) any capital stock, partnership, membership, joint venture or other ownership or equity interests, or other share capital of such Person, (ii) any securities of such Person directly or indirectly convertible into or exchangeable for any capital stock, partnership, membership, joint venture or other ownership or equity interests, or other share capital (whether voting or non-voting, whether preferred, common or otherwise) of such Person or containing any profit participation features with respect to such Person, (iii) any rights or options directly or indirectly to subscribe for or to purchase any capital stock, partnership, membership, joint venture or other ownership or equity interests, other share capital of such Person or securities containing any profit participation features with respect to such Person or directly or indirectly to subscribe for or to purchase any securities directly or indirectly convertible into or exchangeable for any capital stock, partnership, membership, joint venture or other ownership interests, other share capital of such Person or securities containing any profit participation features with respect to such Person, (iv) any share or unit appreciation rights, phantom share or unit rights, contingent interest or other similar rights relating to such Person, or (v) any Equity Securities of such Person issued or issuable with respect to the securities referred to in clauses (i) through (iv) above in connection with a combination of units, recapitalization, exchange, merger, consolidation or other reorganization.  Unless the context otherwise requires, the term “Equity Securities” refers to Equity Securities of the Company or any successor corporation of the Company.

“Financial Advisory Agreement” shall have the meaning attributed to it in the Operating Agreement.

“GAAP” means, at any date of determination, generally accepted accounting principles in effect in the United States at such time and which are consistently applied.

“Information Recipients” means each of John Hancock Life Insurance Company (U.S.A.), Lexington, The Lincoln National Life Insurance Company, North American Strategic Partners, L.P., Northwestern Mutual, Partners Group Access 107, L.P., and USS-Constitution Co-Investment Fund II, L.P., for so long as (i) such person continues to hold at least 2/3rd of the units issued by ACP Racecar that such person holds on the date hereof (or, with respect to Northwestern Mutual, the date on which it becomes a member of ACP Racecar) and (ii) ACP Racecar continues to hold any Equity Securities issued by the Company; provided that if

Northwestern Mutual does not become a member of ACP Racecar, it shall be an Information Recipient for so long as it continues to hold at least 2/3rd of the units issued by the Company that it holds on the date hereof.

“Information Recipient Provisions” means each of Sections 1, 3(b), 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21 and 22.

“Initial Public Offering” means the first time a registration statement filed under the Securities Act with the SEC respecting an offering, whether primary or secondary, of shares of common stock (or securities convertible into, or exchangeable for, common stock or rights to acquire common stock or such securities of the Company or the New Company) is declared effective and the securities so registered are issued and sold.

“Lexington” means collectively, Co-Investment Partners 2005, L.P. and Co-Investment Partners (NY), L.P.

“Manager” means collectively, each Avista Manager, Management Manager and Independent Manager.

“Management Member” means any holder of Units identified as such on Schedule II attached hereto.

“Members” means, without duplication, each holder of Member Interests identified as a Member on Schedule I attached hereto as of the date hereof who has executed this Agreement or a counterpart hereof, each holder of Member Interests who had executed the Original Agreement or a counterpart thereof and each Person who hereafter acquires Member Interests and becomes a party to this Agreement pursuant to a joinder substantially in the form of Exhibit A attached hereto.

“Member Interests” means (i) any Unit initially issued to a Member and any other Equity Securities acquired by a holder of a Member Interest at any time subsequent to the date hereof and (ii) any Equity Securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of distribution or of a combination, exchange, conversion or division of such securities or in connection with a recapitalization, merger, consolidation or other reorganization.

“Northwestern Mutual” means collectively, NM Regal, LLC, Northwestern Long Term Care Insurance Company and The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account.

“Operating Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of the Company, dated as of the date hereof, by and among the Company and the members party thereto, as amended, restated or otherwise modified from time to time.

“Other Members” means, with respect to any Member, all Members other than such Member.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Permitted Transferees” shall have the meaning attributed to it in the Operating Agreement.

“Registration Agreement” means the Registration Agreement, dated as of May 1, 2006, by and among the Company and the Members party thereto, as amended and as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“SEC” means the Securities and Exchange Commission and any successor entity thereto.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of Units of stock entitled (without regard to the occurrence of any contingency) to vote in the election of Managers, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control or have the right to appoint, as the case may be, the managing Manager, manager, board of advisors, a general partner or other governing body of such partnership, limited liability company, association or other business entity by means of ownership interest, agreement or otherwise.

“Transaction Documents” means, together, (i) the Operating Agreement and (ii) the Registration Agreement, in each case, as in effect from time to time.

“Unit” shall have the meaning attributed to it in the Operating Agreement.

2.     Board of Managers.Each Member shall vote all of his or its Member Interests which are entitled to vote and over which such Member has voting control and shall take all other necessary or desirable actions within his or its control (whether in his or its capacity as a member, manager, Manager, member of a committee of the Board, or officer of the Company or otherwise, and including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all reasonably necessary or desirable actions within its control (including calling special Board and member meetings), so that:

(i)            (A) two of the members of the Board designated by Persons owning a majority of the Avista Member Interests, (B) one of the members of the Board designated by Avista VCOC and (C) one of the members of the Board designated by Avista VCOC III (collectively, the “Avista Managers”) shall be elected to the Board.  The Avista Managers as of the date hereof shall be David Burghstahler, Steven Marder and Brendan Scollans;

(ii)           one of the members of the Board who is a Management Member and is designated by Persons owning a majority of the Avista Member Interests (“Management Manager”) shall be elected to the Board.  The Management Manager as of the date hereof shall be Colleen Abdoulah;

(iii)          two further members of the Board who shall not be Affiliates of Avista and shall be designated by Persons owning a majority of the Avista Member Interests (“Independent Managers”) shall be elected to the Board.  The Independent Manager as of the date hereof shall be Dudley Slater;

(iv)          any Manager may be removed and replaced by the Members having the right to appoint such Manager at any time; and

(v)           if any Manager ceases to serve as a Manager during his or her term of office, the resulting vacancy on the Board shall be filled by a representative designated as provided in Section 2(a)(i), Section 2(a)(ii), or Section 2(a)(iii), as applicable.

(b)   [INTENTIONALLY OMITTED]

(c)   The Company shall pay or reimburse the reasonable out-of-pocket expenses incurred by each member of the Board in connection with attending the meetings of the Board or any meeting of the board of managers or directors of any Subsidiary and each committee thereof.

(d)   The Board shall use commercially reasonable efforts to adopt a set of standards of business conduct which shall establish reasonable and prudent policies and guidelines for the Company, its Subsidiaries and their employees, including with respect to the following matters: conflicts of interest, ethical practices, trade regulation, payment and procurement policies, legal compliance, employment discrimination, sexual harassment and environmental management.

3.     Information and Other  Affirmative Covenants.

(a)   For so long as any of the Avista Funds continues to hold Equity Securities issued by the Company, such Avista Fund shall be entitled to receive all written materials and other information (including, without limitation, copies of meeting minutes) given to the Managers in connection with any regularly scheduled meeting of the Board at the same time such materials and information are given to the Managers.

(b)   The Company shall maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in accordance with GAAP, and the Company shall deliver to each such Information

Recipient and, for so long as any of the Avista Funds continues to hold any Equity Securities issued by the Company, to each Avista Fund:

(i)            after the end of each monthly accounting period in each fiscal year, as and when prepared by management, unaudited financial statements consistent with past practice;

(ii)           as soon as available but in any event within 45 days after the end of each quarterly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and unaudited consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarterly period, setting forth in each case comparisons to the Company’s annual budget and to the corresponding period in the preceding fiscal year, and all such items shall be prepared in accordance with GAAP, subject to the absence of footnote disclosures and to normal year-end adjustments for recurring accruals;

(iii)          within 120 days after the end of each fiscal year, audited consolidating and consolidated statements of income, cash flows and stockholders’ equity of the Company and its Subsidiaries for such fiscal year, and audited consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the Company’s annual budget and to the preceding fiscal year, all prepared in accordance with GAAP;

(iv)          promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company’s or its Subsidiaries’ operations or financial affairs given to the Company by its independent accountants, other professional advisors or governmental agencies (and not otherwise contained in other materials provided hereunder);

(v)           following the approval thereof by the Board, an annual budget for the Company and its Subsidiaries for such fiscal year, and any Board approved reforecast thereof;

(vi)          copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its Members and copies of all registration statements and all regular, special or periodic reports which it files, or (to its knowledge) any of its officers or Managers file with respect to the Company, with the SEC or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company’s and its Subsidiaries’ businesses; and

(vii)         with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as any of the Avista Funds or any Information Recipient entitled to receive information under this Section 3 may reasonably request in order to maintain the status of their direct or indirect investment in the Company as a “qualifying venture capital investment.”

(c)   For so long as any Avista Fund continues to hold Equity Securities issued by the Company, the Company shall permit such Avista Fund and any representatives designated by such Avista Fund, upon reasonable notice and during normal business hours and at such other times as such Avista Fund may reasonably request, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the Managers, officers, key employees and independent accountants of the Company and its Subsidiaries.  The presentation of an executed copy of this Agreement by such Avista Fund or its representative to the Company’s independent accountants shall constitute the Company’s permission to its independent accountants to participate in discussions with such Persons.

(d)   Each Investor (or Information Recipient) which is intended to qualify as a “venture capital operating company” for purposes of Department of Labor Regulation §2510.3-101 shall, in addition to all other rights granted under this Agreement, have such rights of consultation with respect to the Company and its Subsidiaries as they may require in order to maintain the status of their investment in the Company as a “qualifying venture capital investment.”

4.     [INTENTIONALLY OMITTED]Conflicting Agreements.  Each Member represents that such Member has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement or the Operating Agreement, and no Member shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement or the Operating Agreement.

6.     Transfers in Violation of Agreement.  Any Transfer or attempted Transfer of any Member Interests in violation of any provision of this Agreement or of the Operating Agreement shall be null and void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Member Interests as the owner of such Member Interests for any purpose.

7.     Transfer of Member Interests.  No Transfer or issuance of any Member Interests shall be permitted (i) other than in accordance with the terms and conditions set forth in Article XIII of the Operating Agreement, and (ii) unless and until the prospective transferee agrees to become a party to this Agreement and be bound by all the terms and conditions hereof to the same extent as the transferring party by executing and delivering to the Company a joinder to this Agreement in substantially the form attached hereto as Exhibit A.

8.     Amendment and Waiver.  No modification, amendment or waiver of any provision of this Agreement (whether by merger, consolidation or otherwise) shall be effective against the Company or the Members unless such modification, amendment or waiver is approved in writing by the holders of a majority of the Class A Common Units; provided, that (i) any such amendment or waiver that would have a material and adverse effect on any holder of

Class A Common Units shall also require the prior consent of the holders of eighty-five percent (85%) of the Class A Common Units; provided further, that any such amendment or waiver that would treat a holder or group of holders of Class A Units in a manner differently from any other holders of Class A Common Units shall also require the consent of such holder or the holders of a majority of the Class A Common Units held by the group adversely treated, (ii) any such amendment or waiver that would have a material and adverse effect on any holder of Class B Common Units shall also require the prior consent of the holders of a majority of the Class B Common Units, and (iii) any such amendment or waiver that would have a material and adverse effect on any Information Recipient shall also require the prior consent of a majority of the Information Recipients, voting based on the number of units issued by ACP Racecar that each such Information Recipient holds.  A joinder to this Agreement by any other Person as a “Member” hereunder shall not be deemed to adversely affect the rights of any other party hereto or to be a modification, amendment or waiver of this Agreement for purposes of this Section 8.  The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

9.     Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

10.  Entire Agreement.  This Agreement and the other Transaction Documents embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

11.  Termination.  Except as otherwise expressly set forth herein, this Agreement will automatically terminate and be of no further force or effect upon (a) the consummation of an Approved Sale or, (b) except for Section 2 hereof which shall survive, the consummation of an Initial Public Offering; provided that this Agreement shall terminate with respect to each Information Recipient, and such Information Recipient shall cease to be a party hereto, to the extent that either of the conditions set forth in clause (i) or clause (ii) of the definition of “Information Recipient” shall cease to be true with respect to such Information Recipient.

12.  Successors and Assigns.  Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Members and any subsequent holders of their respective Member Interests and the respective successors and assigns of each of them, so long as they hold Member Interests.

13.  Counterparts.  This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

14.  Remedies.  The parties hereto shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company, any Member and any Information Recipient may in his, hers, or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

15.  WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE.  EACH PARTY TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

16.  Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) on the date of personal delivery to the recipient or an officer of the recipient, or (b) when sent by telecopy or facsimile machine to the number shown below on the date of such confirmed facsimile or telecopy transmission (provided that a confirming copy is sent via overnight mail), or (c) when properly deposited for delivery by a nationally recognized commercial overnight delivery service, prepaid, or three business days after deposit in the United States mail, certified or registered mail, postage prepaid, return receipt requested.  Such notices, demands and other communications shall be sent to each Member at the address set forth for such Member on Schedule III attached hereto, to each Information Recipient at the address set forth on Schedule III for ACP Racecar and to the Company at the address set forth below:

Racecar Holdings, LLC

c/o Avista Capital Partners, L.P.

65 East 55th Street — 18th Floor

New York, NY 10022

Facsimile:  (212) 593-6921

Attention:  David Burgstahler

with copies (which will not constitute notice to the Company), to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Facsimile:  (212) 446 4800

Attention:   Jai Agrawal and Joshua Kogan

or to such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

17.  Governing Law.  To the extent required by the Delaware Act, all issues and questions concerning the application, construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules to this Agreement shall be governed by, and construed in accordance with, the Delaware Act, without giving to effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of any other law.  In all other respects, all issues and questions concerning the application, construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules to this Agreement shall be governed by, and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

18.  No Strict Construction.  The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties to this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

19.  Parties in Interest.  Nothing herein shall be construed to be to the benefit of or enforceable by any Person that is not a party hereto including any creditor of the Company.

20.  Submission to Jurisdiction.  ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND EACH MEMBER AND INFORMATION RECIPIENT HEREBY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS.  IN ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING, EACH MEMBER AND INFORMATION RECIPIENT WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO IT AT ITS ADDRESS SET FORTH IN THE BOOKS AND RECORDS OF THE COMPANY.  TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY SUCH SUIT, LEGAL

ACTION OR PROCEEDING IN ANY SUCH COURT AND HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

21.  Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

22.  Certain Terms.  The use of the word “including” herein shall mean “including without limitation.”  Any definitions used herein defined in the plural shall be deemed to include the singular as the context may require and any definitions used herein defined in the singular shall be deemed to include the plural as the context may require.  Wherever reference is made herein to the male, female or neuter genders, such reference shall be deemed to include any of the other genders as the context may require.

*   *   *   *   *

IN WITNESS WHEREOF, the undersigned have executed this Members Agreement as of the date first written above.

RACECAR HOLDINGS, LLC

By:
Name:	Ben Silbert
Title:	Secretary

AVISTA CAPITAL PARTNERS, L.P.

By: Avista Capital Partners GP, LLC
Its: General Partner

By:
Name:	Ben Silbert
Title:	Secretary

AVISTA CAPITAL PARTNERS (OFFSHORE), L.P.

By: Avista Capital Partners GP, LLC
Its: General Partner

By:
Name:	Ben Silbert
Title:	Secretary

AVISTA CAPITAL PARTNERS III, L.P.

By: Avista Capital Partners III GP, L.P.
Its: General Partner

By: Avista Capital Managing Member,LLC
Its: General Partner

By:
Name:	Ben Silbert
Title:	Secretary

Signature Page to
Amended and Restated Members Agreement

AVISTA CAPITAL PARTNERS (OFFSHORE) III, L.P.

By: Avista Capital Partners III GP, L.P.
Its: General Partner

By: Avista Capital Managing Member, LLC
Its: General Partner

By:
Name:	Ben Silbert
Title:	Secretary

ACP RACECAR CO-INVEST, LLC

By: Avista Capital Partners III GP, L.P.
Its: Manager

By: Avista Capital Managing Member, LLC
Its: General Partner

By:
Name:	Ben Silbert
Title:	Secretary

Signature Page to
Amended and Restated Members Agreement

As Information Recipients, solely with respect to the Information Recipient Provisions:

NM REGAL, LLC

By:
Name:
Title:

NORTHWESTERN LONG TERM CARE INSURANCE COMPANY

By:
Name:
Title:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By:
Name:
Title:

Signature Page to
Amended and Restated Members Agreement

As Information Recipients, solely with respect to the Information Recipient Provisions:

CO-INVESTMENT PARTNERS 2005, L.P.

By: CIP Partners II, LLC, its general partner

By: Lexington Advisors Inc., its managing member

By:
Name:
Title:

CO-INVESTMENT PARTNERS (NY), L.P.

By: CIP Partners II, LLC, its general partner

By: Lexington Advisors Inc., its managing member

By:
Name:
Title:

Signature Page to
Amended and Restated Members Agreement

As Information Recipient, solely with respect to the Information Recipient Provisions:

NORTH AMERICAN STRATEGIC PARTNERS, L.P.

By: SL Capital Partners LLP
Its: Manager

By:
Name:
Title:

Signature Page to
Amended and Restated Members Agreement

As Information Recipient, solely with respect to the Information Recipient Provisions:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By: Delaware Investment Advisers, a Series of Delaware Management Business Trust, its Attorney in Fact

By:
Name:
Title:

Signature Page to
Amended and Restated Members Agreement

As Information Recipient, solely with respect to the Information Recipient Provisions:

PARTNERS GROUP ACCESS 107, L.P.

By: Partners Group Management (Scots) LLP
Its: General Partner

By:
Name:
Title:

By:
Name:
Title:

Signature Page to
Amended and Restated Members Agreement

As Information Recipient, solely with respect to the Information Recipient Provisions:

USS-CONSTITUTION CO-INVESTMENT FUND II, L.P.

By: USS-Constitution GP II, LLC
Its: General Partner

By:
Name:
Title:

Signature Page to
Amended and Restated Members Agreement

As Information Recipient, solely with respect to the Information Recipient Provisions:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:
Name:
Title:

Signature Page to
Amended and Restated Members Agreement

SCHEDULE I

Member Interests

Name	Number and Type of Member Interests
Avista Capital Partners, L.P.	673,363 Class A Common Units
Avista Capital Partners (Offshore), L.P.	117,560 Class A Common Units
Avista Capital Partners III, L.P.	451,001 Class A Common Units
Avista Capital Partners (Offshore) III, L.P.	183,899 Class A Common Units
ACP Racecar Co-Invest, LLC	618,968 Class A Common Units

SCHEDULE II

Management Members

Colleen Abdoulah

Steven Cochran

Craig Martin

Cathy Kuo

Mark Dineen

Kelvin Fee

Mike Furst

Janice Turner

Floyd Armstead

Gary Nilsen

Kim Crooks

Paul Casto

Rick Roberts

Scott Neesley

Kirk Zerkle

Steve Smith

Rob Dinardo

Lucy Kasiorek

Jeannie Hale

Payton Campbell

SCHEDULE III

Notices

If to Avista or ACP Racecar:

Avista Capital Partners, L.P.
65 East 55th Street, 18th Floor
New York, NY 10022
Attention:  David Burgstahler
Telecopier No.:  (212) 593-6921

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:  Jai Agrawal and Joshua Kogan
Telecopier No.:  (212) 446-4900

If to North American Strategic Partners, L.P.:

North American Strategic Partners, L.P.

Standard Life Investments (USA) Ltd.

Attention:  Eric Albertson

One Beacon Street, 34th floor

Boston, MA 02108-3106

with a copy to (which shall not constitute notice):

Deborah A. Monson

Ropes & Gray LLP

111 South Wacker Drive, 46th Floor

Chicago, IL 60606

If to Northwestern:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention:      Timothy S. Collins
Telecopier No.: (414) 665-7124

and

Attention:  Matthew E. Gabrys, Esq.
Telecopier No.: (414) 625-2458

If to The Lincoln National Life Insurance Company:

The Lincoln National Life Insurance Company

c/o Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attention: Ben Cahyono

Telecopier No.: (215) 255-1654

If to Lexington:

Lexington Partners

660 Madison Avenue

23rd Floor

New York, NY 10021

Attention: Bart Osman

Telecopier No.: 212-754-1494

with a copy to (which shall not constitute notice):

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Attention: Shari K. Krouner

Telecopier No. 212-715-8222

If to Macro Continental Inc.:

Macro Continental Inc.

c/o AGROSA
Apartado Postal 4353
Antiguo Edificio Aceitera Corona
Del Cem. Gnl. 2 Cuadras al Este
Managua, Nicaragua
Attention: José Ignacio González

e-mail:	jigonzalez@kromany.com
carlos@rivascap.com

with a copy to (which shall not constitute notice):

Fox Horan & Camerini LLP

Attn. Rafael Urquia, Esq.

825 Third Ave.

New York, NY 10022
Attention: Rafael Urquia, Esq.

If to Boscolo Intervest Limited:

Boscolo Intervest Limited

Residencial Acrópolis
Calle Jaboncillo de Apartamentos Terranova
600 metros Sur Oeste y 200 Este
Escazú, Costa Rica
Attention: Jaime J. Montealegre
e-mail: jjmontealegre@sigmas.net

with a copy to (which shall not constitute notice):

Fox Horan & Camerini LLP

Attn. Rafael Urquia, Esq.

825 Third Ave.

New York, NY 10022
Attention: Rafael Urquia, Esq.

If to Partners Group Access 107, L.P.:

Partners Group Access 107, L.P.
50 Lothian Rd.
Festival Square
Edinburgh, Scotland   EH3 9WJ

If to USS-Constitution Co-Investment Fund II, L.P.:

Constitution Capital Partners, LLC

300 Brickstone Square

Andover, MA 01810

with a copy to (which shall not constitute notice):

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Attention:  Patrick Diaz

If to John Hancock Life Insurance Company (U.S.A.):

John Hancock Financial Services
197 Clarendon Street
Boston, MA  02116
Attention:  Investment Law, C-3
Fax Number:  (617) 572-9269

and:

Attention:  Bond and Corporate Finance, C-2
Fax Number:  (617) 572-6454

EXHIBIT A

FORM OF JOINDER
TO AMENDED AND RESTATED MEMBERS AGREEMENT

This JOINDER to the Amended and Restated Members Agreement, dated as of                       , 2012 by and among Racecar Holdings, LLC, a Delaware limited liability company (the “Company”), and the Members parties thereto (“Agreement”), is made and entered into as of [                  ] by [                                    ] (“Holder”).  Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

WHEREAS, Holder has acquired certain Member Interests, and the Agreement and the Company requires Holder, as a holder of such interests, to become a party to the Agreement, and Holder agrees to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Holder hereby agree as follows:

1.     Agreement to be Bound.  Holder hereby agrees that upon execution of this Joinder, he, she or it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed a Member for all purposes thereof.  In addition, Holder hereby agrees that all Units held by Holder shall be deemed Member Interests for all purposes of the Agreement.

2.     Successors and Assigns.  Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company, the other parties to the Agreement and their and the Holder’s respective successors and assigns.

3.     Notices.  For purposes of Section 20 of the Agreement, all notices, demands or other communications to the Holder shall be directed to:

[Name]

[Address]

[Facsimile Number]

4.     Governing Law.  This Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of New York, and all rights and remedies shall be governed by such laws without regard to principles of conflicts of laws.

5.     Descriptive Headings.  The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

*   *   *   *   *

E-1

IN WITNESS WHEREOF, the Holder has executed this Joinder as of the date first above written.

[HOLDER]

By:
Name:
Title: